Exhibit 99.1 Analyst & Investor Day With Dr. Arash Mostaghimi October 16, 2023

Forward-Looking Statements This presentation contains forward-looking statements about Equillium, Inc. (the Actual results or events could differ materially from the plans, intentions and “Company”). In some cases, you can identify forward-looking statements by expectations disclosed or implied in the forward-looking statements the the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” Company makes due to the risks and uncertainties inherent in the Company’s “potential,” “continue” and “ongoing,” or the negative of these terms, or other business, including without limitation, the risks described in the Company’s filings comparable terminology intended to identify statements about the future. with the Securities and Exchange Commission (“SEC”). You are cautioned not These statements are based on Company management’s current beliefs and to place undue reliance on these forward-looking statements, which represent expectations. These statements include but are not limited to statements the Company’s views as of the date of this presentation. The Company regarding the Company’s business strategy, the Company’s plans to develop anticipates that subsequent events and developments will cause its views to and commercialize its product candidates, the safety and efficacy of the change. However, while the Company may elect to update these forward- Company’s product candidates, the Company’s plans and expected timing looking statements at some point in the future, the Company has no current with respect to regulatory filings and approvals, size and growth potential of intention of doing so except to the extent required by applicable law. These the markets for the Company’s product candidates and cash runway. These and other risks and uncertainties are described more fully under the caption statements involve known and unknown risks, uncertainties and other factors “Risk Factors” and elsewhere in the Company’s filings and reports, which may that may cause the Company’s actual results, levels of activity, performance be accessed for free by visiting EDGAR on the SEC web site at www.sec.gov or achievements to be materially different from the information expressed or and on the Company’s website under the heading “Investors.” All forward- implied by these forward-looking statements. The Company may not actually looking statements are qualified in their entirety by this cautionary statement. achieve the plans, intentions or expectations disclosed in its forward-looking This caution is made under the “safe harbor” provisions of Section 21E of the statements, and you should not place undue reliance on the Company’s Securities Exchange Act of 1934, as amended. forward-looking statements. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Equillium will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

Today's Agenda

Welcome: Pipeline Overview
Bruce Steel, CEO

Powerful Multi-Cytokine Platform
Steve Connelly, CSO

EQ101: A First-in-Class Tri-Specific Inhibitor of IL-2, IL-9 & IL-15
Steve Connelly, CSO

EQ101: Clinical Program Targeting Alopecia Areata
Maple Fung, CMO
Arash Mostaghimi, Harvard University & Brigham and Women's Hospital

Closing Remarks
Bruce Steel, CEO

Q&A

Speakers

Guest Speaker



Arash Mostaghimi, M.D., M.P.A., M.P.H.
Associate Professor of Dermatology
Harvard Medical School
Director, Inpatient Consultation Service, Department of Dermatology
Brigham and Women's Hospital

Equillium Management



Bruce Steel, C.F.A.
Chief Executive Officer



Steve Connelly, Ph.D.
Chief Scientific Officer



Maple Fung, M.D.
Chief Medical Officer

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Equillium Snapshot & Investment Highlights First-in-Class Immunology Assets Leaders in Novel Multi-Cytokine Partnership for Inhibitors immunobiology Itolizumab Developing high-impact, novel therapeutics to Multiple Multiple treat autoimmune and Clinical Stage Near-term Programs Catalysts inflammatory disorders Expected Cash Runway Into 2025 4

Diversified Pipeline of First-In-Class Immunology Assets

Drugs	Indication	Pre-Clinical	Phase 1	Phase 2	Phase 3	Partners	Anticipated Milestones
EQ101 IL-2/9/15 inhibitor	**alopecia areata**	PoC data & FDA/EMA Orphan Drug Designations for CTCL				Worldwide rights	**Q4 2023 initial data** **Mid-2024 topline data**
EQ102 IL-15/21 inhibitor	**celiac disease**	Potential expansion into other GI indications				Worldwide rights	**Q4 2023 SAD/MAD data** **2024 celiac disease patient data**
Multi-Cytokine Platform	**opportunities in autoimmunity, inflammation & oncology**					Worldwide rights	
EQ001 itolizumab anti-CD6	**acute graft-versus-host disease**	FDA Fast Track & Orphan Drug Designations				ONO PHARMA & Biocon	**2024 interim review**
	systemic lupus erythematosus (SLE) / lupus nephritis (LN)	FDA Fast Track Designation for LN					**Early 2024 topline data**
	ulcerative colitis	Conducted by Biocon in India					

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Anticipated Milestones EQ101 – Phase 2 Clinical Study Alopecia Areata – Initial Data Q4 2023 Alopecia Areata – Topline Data Mid-2024 EQ102 – Phase 1 Clinical Study SAD / MAD (healthy volunteers) – Data Q4 2023 Celiac Disease – Data 2024 Itolizumab – Phase 1b / Phase 3 Clinical Studies Lupus Nephritis EQUALISE Study (Phase 1b) – Topline Data Early 2024 aGVHD EQUATOR Study (Phase 3) – Interim Review 2024 6

Itolizumab First-in-Class immune- modifying mAb targeting the CD6-ALCAM signaling pathway 7

Ono Pharmaceutical: High Value Strategic Partnership Equillium receives upfront payment and full funding of itolizumab R&D in exchange for Ono exclusive option to purchase Equillium’s rights to itolizumab Closing payments*: $38.2M Option exercise payment**: $35.1M Milestone payments: $101.4M Option period expires three Itolizumab development and funding: months following delivery of: • Equillium to continue conducting all itolizumab R&D • topline data from the EQUALISE • Ono to fund all R&D expenses from July 1, 2022 study in lupus nephritis, and through the option period • interim data from the EQUATOR • R&D budget approximately $8M per quarter study in acute GVHD Milestone Payments up to $101.4M: • Clinical • Regulatory • First sale * Includes upfront payment of $26.4M and R&D expense reimbursement for the period July 1 through December 31, 2022. 8 ** ¥5.0B subject to currency exchange rate at the time of payment (USD amount above is based on the exchange rate as of August 8, 2023); milestone payments and R&D reimbursement are based in USD.

Multi-Cytokine Platform & Therapeutic Candidates 9

The Multi-Cytokine Problem Cytokines leverage shared receptors exhibiting overlapping or synergistic biological activities which presents unique drug development challenges when treating disease Cytokines often exhibit… Cytokines signal via… Upstream shared receptor ‘Overlapping signaling’ signaling hubs overlapping biological Targets include Dupixent™ activities Downstream divergent ‘Synergistic signaling’ kinase cascades combine to create biological activities Targets include JAK inhibitors 10

Challenges in Targeting Cytokine Signaling Ideal Therapeutic Approach mAb JAK inhibitor Selective inhibition of disease driving cytokines Inhibits Only One Cytokine Inhibits 50+ Cytokines Inhibiting the right Upstream combination of signaling cytokines is key for optimal therapeutic effect, balancing both Downstream potent activity and signaling potential toxicities Inhibition too Narrow Inhibition too Broad Optimal Therapeutic Effect Other Cytokines Involved, Non-selective cytokine targeting leads leads to insufficient activity to broad immunosuppression and safety risks 11

Multi-Cytokine Platform Modular platform generates products that modulate the natural biological redundancy or synergy of cytokines affording greater therapeutic benefit Validated Disease • Technology originating from • Products can be flexibly Targets the National Institutes of Health modified to optimize Computational Functional therapeutic profile and tissue Biology Fusions • Uniquely targets upstream targeting properties shared receptors to selectively Drug modulate multiple cytokine • Broad IP portfolio covering Products pathways in a single novel the platform, methods of product treatment and composition Structure In-silico Activity of matter design Relationships • Intravenous, subcutaneous and oral delivery Protein Engineering 12

Shared Receptors are Key Signaling Hubs

Shared receptors play a **critical role in orchestrating important biological functions**



Auto-immune, inflammatory, and anti-tumor responses
IL2 / 15Rβ
IL-21R
IL2 / 15Rβ
IL-21
IL-2
IL-15
γc
IL-4
IL-9
IL-7
IL-4Rα
IL-7Rα
IL-13
TSLP
IL-13Rα
IL-9R
TSLPR
Skin, lung, and gut inflammation and allergy
Inflammation & fibrosis
IL-6R
IL-27 Rα
Suppression of inflammation
IL-11R
IL-6
IL-27
IL-12 Rβ
IL-11
IL-35
gp130
LIF
OSM
LIFR
OSMR
CTNF
CT-1
LIFR
LIFR
Wound healing & tissue regeneration
IL-10 Rα
IL-28 Rα
IL-22 Rα
IL-10
IL-28α
IL-22
IL-10 Rβ
IL-28β
IL-26
IL-29
IL-28 Rα
IL-20 Rβ
IL-28 Rα
Pathogen and anti-viral responses

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Products of the Multi-Cytokine Platform Shared receptors offer opportunity to more effectively •MULTI-CYTOKINE ACTIVATOR (MCa) modulate biology Engineered proteins that engage multiple signaling pathways to modulate biological function •MULTI-CYTOKINE INHIBITOR (MCi) Engineered peptides or proteins that block multiple signaling pathways to modulate biological function 14

γC Receptor: A Key Shared Cytokine Signaling Hub Cytokines of the γC receptor are critical regulators of immune responses thus, making it an attractive drug target for modulating T, NK and B cells Synergistic signaling Overlapping Signaling on CD8 cytotoxic T cells on CD8 & NK T cells αα γαγαγαγγαγ β β Private Shared Receptor Receptor 15

IL-15 at the Apex of Tissue Specific Immuno-inflammation Approaches to Targeting IL-15 EQ101 & EQ102 • Initiates proinflammatory cascade preceding expression of TNFα and other key cytokines • IL-15 play pathogenic roles in diverse organ-specific autoimmune disorders • IL-15 stimulates generation of NK, NK-T, γδ, ILC1, and memory CD8 T cells • Diverse approaches in development to block IL-15 16 Waldmann et al., JEM., 2019

Generation of Selective Multi-Cytokine Inhibitors (MCi)

CYTOKINE-RECEPTOR COMPLEX


Cytokine
Private receptor
Shared receptor
A
B
C
D

Helices **A & C** interact with the private receptor, while helix **D** interacts with shared receptor

CYTOKINE D-HELICES


IL-2
IL-4
IL-7
IL-9
IL-15
IL-21

native sequences


MCi

proprietary composite sequence



engineered multi-cytokine inhibitor

FUNCTIONAL FUSIONS

PK extension strategies

PEGylation
Lipidation
FC-fused peptibodies

Oral delivery

Peptide Stapling

Multi-specific molecules

Fc-fusions – peptibodies
mAb-fusions – bi/tri-specific

OPTIMIZED MCi THERAPEUTIC

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MCi MoA: Disrupting Assembly of the Receptor Complex Selective inhibition of cytokines A, D & F Cytokines E A D C F Multi-cytokine B A Inhibitor (MCi) A No Signaling Private Shared Receptors Receptor A B C D E F Cytokines E Control +MCi Cytokines first bind to private receptor MCi binds to γc receptor with high affinity, then transiently dimerize with and selectively blocks the γc shared receptor at lower affinity that signaling of only selected leads to signaling cytokines e.g., A, D & F Signaling 18 % Inhibition

The Multi-Cytokine Inhibitor Advantage

Addressing limitations of single-target biologics and broadly immunosuppressive kinase inhibitors by **selectively inhibiting only those cytokines driving disease**



mAb
Inhibits One Cytokine
JAK inhibitor
Inhibits 50+ Cytokine
MCi
Inhibits selected cytokines
Upstream signaling
Downstream signaling
PI3K
JAK/STAT
ERK
PI3K
JAK/STAT
ERK
PI3K
JAK/STAT
ERK
Insufficient Activity
Safety Liabilities
Optimal therapeutic effect

Improved Therapeutic Profile

- ✓ Targets undruggable sites not possible with mAb or small molecules
- ✓ Optimized targeting – not too narrow / not too broad
- ✓ Increased selectivity over JAKi can afford improved safety profile
- ✓ Greater potency by inhibiting downstream signaling of targeted cytokines

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Differentiated Pipeline of First-in-Class Multi-cytokine Agents

EQ101
Phase 2/3

PEGylated peptide inhibits:

IL-2 + IL-9 + IL-15

Cutaneous T Cell Lymphoma

Alopecia Areata

Vitiligo

Rheumatoid Arthritis

Myositis

Interstitial Lung Disease

IV injection with sub-Q delivery in development

EQ102
In Phase 1

PEGylated peptide inhibits:

IL-15 + IL-21

Celiac Disease

Inflammatory Bowel Disease

Type 1 Diabetes

SLE

Hepatic disease

Administered by sub-Q injection

EQ302
Pre-clinical

Stabilized peptide inhibits:

IL-15 + IL-21

Celiac Disease

Inflammatory Bowel Disease

Orally-delivered, locally-acting peptide

EQ400 Series
Pre-clinical

Protein activates:

IL-X + IL-Y

Oncology

Vaccine Adjuvants

Potential use in combination with checkpoint inhibitors, ADC or cell therapy approaches both in-vivo and ex-vivo

IV injection and sub-Q

SLE = systemic lupus erythematosus; ADC = antibody drug conjugate

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EQ101 First-in-Class Tri-specific Inhibitor of IL-2/IL-9/IL-15 21

EQ101: A First-in-Class Tri-Specific Cytokine Inhibitor

Inhibition of the key cytokines IL-2, IL-9 and IL-15 by EQ101 translates from preclinical models into humans


IL-2
IL-9
IL-15

- IL-2 & IL-15 are important to CD8 and NK cell biology, IL-9 **contributes to inflammation in the skin**
- Important to inhibit both IL-2 and IL-15 due to **redundancy in signaling on cytotoxic CD8 T cells**



- PEGylated peptide (based on the D-helix) selectively inhibiting IL-2, IL-9 & IL-15 signaling[1]
- Administered as a low volume intravenous push, with a sub-cutaneous formulation in development



- As effective as ruxolitinib in inhibiting multiple lymphoproliferative or leukemic T-cell lines[2,3]
- **More effective than ruxolitinib in mouse model** of immune-mediated hair loss / alopecia areata[4]



- Significant clinical **experience in >100 subjects**, demonstrated favorable safety and tolerability[5,6]
- **Positive proof-of-concept achieved** in cutaneous T cell lymphoma patients[6]

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1) Nata et al., J. Biol. Chem., 2015; 2) Massoud et al., PNAS, 2015; 3) Wang et al., Leukemia, 2018; 4) Azimi et al., AHRS, Orlando, Florida, 20185) Frohna et al., J. Clin. Pharm., 2019 6) Querfeld et al., Blood, 2019

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EQ101: More Complete Downstream Signal Inhibition Versus JAKi

JAKi suppression of cytokine signaling is incomplete, while **EQ101 inhibits the multiple downstream pathways for complete suppression of cytokine signaling**

Ruxolitinib blocks JAK/STAT pathway only



IL-2
PI3K
JAK/ STAT
ERK
-
+ IL-2
+IL-2 + rux
pSTAT-3
pSTAT-1
pSTAT-5
pERK
pPI3K
Vinculin
JAK/ STAT
ERK
PI3K

EQ101 blocks all major pathways



IL-2
PI3K
JAK/ STAT
ERK
-
+ IL-2
+IL-2 + EQ101
pSTAT-3
pSTAT-1
pSTAT-5
pERK
pPI3K
Vinculin
JAK/ STAT
ERK
PI3K

In-house data and Frohna et al., Alopecia Areata Research Summit, New York, New York, 2018

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EQ101 Performs Similarly to JAK Inhibition in IL-15 Driven ATL Model IL-2, IL-9 & IL-15 are overexpressed in adult T cell leukemia (ATL) and cutaneous T cell lymphoma 1,2,3,4,5 (CTCL) where they drive cancer cell proliferation and increased inflammation in the skin Blocking IL-2 or IL-15 alone was ineffective in treating large granular lymphocytic 6 7 leukemia (LGLL) and ATL control PBS EQ101 EQ101 ruxolitinib 40mg/kg, IV, BIW, 4 weeks ruxolitinib continuous administration, 50mg/kg/d 24 1) Dobbeling et al., Blood,1998; 2) Mishra et al., Clin. Cancer Res., 2014; 3) Qin et al., 2001; 4) Garcia et al., 2016; 5) Waldmann et al., 1993; 6) Waldmann et al., 2013; 7) Berkowitz et al., 2014; 8) Wang et al., 2018

EQ101: Summary of Historical Studies to Date Study BNZ-CT-101, Phase 1 Study in Healthy Volunteers (n=18) First-in-Human study to investigate the safety, tolerability and PK of single ascending doses of BNZ132-1-40 • 3 subjects per treatment group • Single IV dose of 0.2 mg/kg, 0.4 mg/kg, 0.8 mg/kg, 1.6 mg/kg, 3.2 mg/kg, 6.4 mg/kg Study BNZ-CT-102, Phase 1 Study in Healthy Volunteers (n = 25, treated) Single center, randomized, single-blind, placebo controlled, multiple-dose study to characterize the safety, tolerability & PK/PD of IV BNZ132-1-40 • Subjects dosed weekly (QW) for 4 doses, or once every other week (QOW) for 3 doses • 3 QW cohorts of 0.5 mg/kg, 1.0 mg/kg and 1.5 mg/kg • 2 QOW cohorts of 2 mg/kg and 3.0 mg/kg Study BNZ1-CT-201, Phase 1/2 Dose Ranging Study in Patients with LGLL or CTCL (n = 50) Open-label, multi-center study to characterize the safety, tolerability, preliminary efficacy, and PK/PD of up to four dose levels of BNZ-1 administered QW by IV infusion • Treatment on Days 1, 8, 15, and 22 followed by 3-month treatment extension period, during which subjects received up to 13 doses administered QW for a maximum of 17 weekly doses of BNZ-1 • 4 cohorts dosed between 0.5 mg/kg and 4 mg/kg 25 Froha et al., Journal of Clinical Pharmacology 2020; Querfeld et al., presentation at ASH 2020; Brammer et al Blood 2023 BNZ-1 = EQ101, PK = pharmacokinetic, PD = pharmacodynamic, IV = intravenous, LGLL = Large Granular Lymphocytic Leukemia, CTCL = Cutaneous T Cell Lymphoma

EQ101: Summary of Experience in Normal Healthy Volunteers

Observed to be safe and well tolerated, no DLT and no clinically significant lab abnormalities

No AE >= Grade 3, most common AE
- SAD: mild headache in 3 of 18 subjects (17%)
- MAD: sore throat and headache in 4 of 24 subjects (16%)

Dose proportional PK with single dose half-life in approximately 5 days

Dose-dependent changes in IL-2/IL-15 dependent cells

Multiple doses of EQ101 ≥1.5mg/kg led to prolonged PD effects >7 days suggesting QW to QOW dosing

No detectable anti-drug antibodies

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Froha et al., Journal of Clinical Pharmacology 2020
QW = Weekly Dosing QOW = Every Other Week Dosing

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EQ101: Phase 1/2 Proof-of-Concept Study in CTCL

Clinical validation and favorable safety profile positions EQ101 for further study

Phase 1/2 MAD study in Cutaneous T Cell Lymphoma patients (n=30)[1]

- Heavily pre-treated population (median of 5 prior systemic treatments)
- Dose-dependent PK/PD relationship in key cellular markers
- Observed to be safe and well-tolerated with no drug related SAEs, no DLTs and no clinically significant laboratory abnormalities
- Dose-dependent reductions of IL-2 & IL-15 dependent cells and improvements in mSWAT
- 2mg/kg chosen for dose expansion



Doses:
0.5, 1, 2, 4 mg/kg
Dose:
2 mg/kg
4-week screening
Dose-ranging study
4-week treatment
Dose-ranging study
4-week treatment (n=19)
1° Endpoint: Safety
2° Endpoint: Efficacy
3-month extension period
3-month extension period
LTE
LTE
Duration of study up to 18 months
Duration of study up to 8 months*

(1) Querfeld et al., ASH 2020; * study closed to prepare for EOP2 meeting

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EQ101: Ready for Late-Stage Advancement in CTCL

EQ101 reduces IL-2 & IL-15 dependent cells and inflammation with improvements in skin lesions and ORR comparing favorably with benchmark drugs

MAVORIC Phase 3 trial evaluating mogamulizumab and vorinostat provides the most recent and reliable estimates for benchmarking EQ-101[1]

	CTCL disease stage IB/II		
	Mogamulizumab (n=68)	Vorinostat (n=72)	**EQ101 (n=19)**
Response Rate (mSWAT, CR + PR)	27.9%	19.4%	**42.1%[2]**

EQ101, 2mg/kg

Baseline



Week 16



Baseline



Week 16



Week 31



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1) Kim et al. 2018. 2) Two additional patients achieved PR but are not included since they did not reach 4 weeks of response due to termination of the study. Including those patients response rate =52.6%
3) Patients shown were entered into the long-term extension portion of BNZ1-CT-201 and continued to be dosed for over 70 weeks. mSWAT = modified severity-weighted assessment tool

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EQ101: Positive Proof-of-Concept Opens Up Indication Expansion ü ü ü >100 subjects dosed, Compelling clinical activity Attractive target product demonstrated favorable observed in cutaneous T cell profile for the treatment of lymphoma (CTCL) patients CTCL patients safety and tolerability ü ü ü IND open and Use of JAKi in medical dermatology Now in ongoing Phase 2/3 ready opens up opportunity for proof-of-concept study in in CTCL indication expansion alopecia areata 29

EQ101: Valuable Medical Dermatology Franchise

Multi-Billion dollar market opportunity for EQ101 in medical dermatology
Large need exists for safe and effective therapies



24,000 adult US Patients[1]

Cutaneous T cell Lymphoma

PoC Achieved
Phase 2/3 Ready
Open IND

- Unmet need for safe and effective therapies



250,000 US moderate-severe Patients[2]

Alopecia Areata

Phase 2 Study ongoing

- Only two FDA approvals: JAKi
- Late-stage Industry pipeline predominantly JAKi



1.5M+ US Patients[3]

Vitiligo

Future Opportunity

- Only one FDA approval: JAKi
- Late-stage Industry pipeline predominantly JAKi



6.6M US moderate-severe Patients[4]

Atopic Dermatitis

Future Opportunity

- 3 FDA approved JAKi
- Large refractory population in need of safe treatment alternatives

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1) Kx Advisors 2) Benigno, Clin Cosmet Investig Dermatol, 2020 3) Bergqvist C, Ezzedine K. Vitiligo: A Review. Dermatology. 2020
4) Chiesa Fuxench ZC, J Invest Dermatol. 2019

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EQ101: Targeted Treatment Approach for Alopecia Areata

IL-2, IL-9 and IL-15 are key drivers of disease in alopecia areata, promoting a cycle of increased IFN-γ production and immune cell attack of the hair follicle



Hair follicle bulb
IL-2
IL-15
IL-9
NK
CD4
CD8
IFN-γ
IL-15
Drives inflammation & hair loss

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Xing et al., Nat. Med., 2014; Bertolini et al., PLOS, 2014; Suarez-Farinas et al., J Allergy Clin Immunol, 2015; Dai et al., JCI Insight, 2021

EQ101 Reverses Immune-Mediated Hair Loss in a Mouse Model EQ101 is more effective than ruxolitinib at hair regrowth and suppression of cytotoxic CD8+ T cells in humanized alopecia model EQ101 Reduces CD8+ Cytotoxic EQ101 Improves Hair Regrowth T-cell Activation Marker NKG2D 140 EQ101 2 mg/kg 120 IV 2x/week 100 80 Day 0 Day 14 Day 21 60 40 Ruxolitinib 30 mg/kg 20 2x/day 0 PBS Ruxolitinib EQ101 Day 0 Day 14 Day 21 32 In-house data and Azimi et al., AHRS, Orlando, Florida 2018; Frohna, et al., Alopecia Areata Research Summit, New York, New York, 2018 Fold over control

EQ101: Alopecia Areata Clinical Review

EQ101 in Adults With Moderate to Severe AA Phase 2 Open Label Study Design Treatment Screening Follow-Up 5 weeks QW dosing for 24 weeks 4 weeks Establish biologic 2mg/kg IV bolus push activity and safety profile of EQ101 Next step: dose Population N~30 Study Objectives At least 35% scalp hair loss, as defined Safety & tolerability, Efficacy, selection study by a SALT score ≥35 PK/PD and biomarkers Current episode of hair loss lasting >6 months to <7 years 34 SALT = Severity of Alopecia Tool

Alopecia Areata Trials Illustrate Efficacy Bar & Low Placebo Rates

Ritlecitinib results from Ph 2 and ALLEGRO-2b/3 studies:
reduction in SALT scores in placebo subjects at 24 weeks was less than 6%

Percent change from baseline in SALT Score

baricitinib
Results from BRAVE AA1



Mean % Relative Change in SALT Score
0
-20
-40
0 4 8 12 16 24 36
Week
-9.0%
***
-32.7%
***
-47.1%
Placebo (N=189)
Baricitinib 2 mg (N=184)
Baricitinib 4 mg (N=281)

deuruxolitinib
Results from THRIVE AA1



Mean % Relative Change in SALT Score
60
50
40
30
20
10
0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
50%
41%
2%
Placebo
8 mg BID deuruxolitinib
12 mg BID deuruxolitinib
***** p<0.0001 vs PBO
*** p<0.01 vs PBO

SALT = Severity of Alopecia Tool
Efficacy and Safety of Baricitinib in Patients with Severe Alopecia Areata
Source: Eli Lilly & Concert Pharmaceuticals and Pfizer
King et al J Am Acad Dermatol 2021; King et al Lancet 2023

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SALT Response Based on Baseline Severity in Baricitinib Studies



SALT Score ≤20 Response Rate
baricitinib 2-mg
EQ101 study
24 wk treatment
Proportion of Patients (%)
60
40
20
0
36.1%
Severe[a] (N=147)
22.6%
Overall (N=340)
12.4%
Very severe[b] (N=193)
0 4 8 12 16 24 36 40 44 52
Weeks



SALT Score ≤20 Response Rate
baricitinib 4-mg
EQ101 study
24 wk treatment
Proportion of Patients (%)
60
40
20
0
51.2%
Severe[a] (N=248)
39.0%
Overall (N=515)
27.7%
Very severe[b] (N=267)
0 4 8 12 16 24 36 40 44 52
Weeks

Placebo response rates are very low for alopecia areata patients: at 36 weeks of treatment <1% for patients with very severe disease and ~7% for patients with severe disease

Severe[a]: baseline SALT score of 50-94;
Very severe[b]: baseline SALT Score ≥95

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Taylor et al. 2022 JAAD, presented at AAD, P35766

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Alopecia Areata Pipeline: Late-Stage Assets

	OLUMIANT® LY3009104 baracitinib (Lilly)	LITFULO® PF-06651600 ritlecitinib (Pfizer)	CTP-543 deuruxolitinib (SUN Pharma, CoNCERT)	jaktinib (Zelgen)	SHR0302 ivarmacitinib (Reistone)	SOTYKTU® BMS-986165 deucravacitinib (Bristol Myers Squibb)	etrasimod (Pfizer)	ASLAN003 farudostat (ASLAN)	ADX-914 bempikibart (Q32 BIO, HORIZON)	HXN-7734 daxdilimab (AMGEN, HORIZON)
Key Dates	Approved June 2022	Approved July 2023	NDA: H1 2023	P3 Data: 2024	P3 Data: 2024	P2 Data: Q3 2024	P2 Data: Q4 2023	P2 Data: Q1 2024	P2 Data: 2024	P2 Data: Q3 2023
MoA	JAK1/2	JAK3/TEC	JAK1/2	JAK1/2	JAK1	TYK2	S1P antagonist	DHODH	Anti-IL7Ra mAb	Anti-ILT7 mAb
Status	**MARKETED**	**MARKETED**	Phase 3 completed	Phase 3 (China only)	Phase 3 (China only)	Phase 2	Phase 2	Phase 2	Phase 2	Phase 2
US Approvals	AA, RA, COVID	AA	NONE	NONE	NONE	Psoriasis	NONE	NONE	NONE	NONE
Trials/Size	P2/3 (n=764, 2yr 4 mo, 75 sites) P3 (=546, 1yr 6mo, 98 sites)	P2b/3 (n=718) P3 LT ongoing	P3 (n=706, 1yr 5mo, 72 sites) P3 (n=517, 1yr 1 mo, 63 sites)	P3 (n=420)	P3 (n=330)	P2 (n=90)	P2 (n=80)	P2 (n=60)	P2 (n=40)	P2 (n=30)
Patients	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 25 to < 95 open label	SALT ≥ 50 placebo	SALT ≥ 50 placebo	SALT ≥ 50 to ≤ 95 open label
Alopecia type	AU: 45-47%	AT: 15% AU: 27% for 200 mg +50 mg	AA: 42-43% AT: 16-22% AU: 27-37%	pending	pending	pending	pending	pending	pending	pending
Endpoints	SALT ≤ 20 at 36 wks	SALT ≤ 20 at 24 wks	SALT ≤ 20 at 24 wks	SALT ≤ 20 at 24 wks	SALT ≤ 20 at 24 wks	% change SALT at 24 wks	% change SALT at 24 wks	% change SALT at 24 wks	% change SALT at 24 wks	% change SALT at 24 wks
Outcome	**BRAVE-AA1**: 4 mg: 35%; 41% 52 w 2 mg: 22%; 21% 52 w; pbo: 3.3% **BRAVE-AA2**: 4mg: 32%; 37% 52w 2mg: 17%; 24% 52w; pbo: 6.2%	**Allegro 2b/3** 200 mg LD +50 mg: 31% +30 mg: 22% 50 mg LD: 24% 30 mg LD:14.5% 10 mg LD: ---	**THRIVE-AA1**: 12 mg 42% 8 mg 30% ; pbo 1% **THRIVE-AA2**: 12 mg 38% 8 mg 33.0%; pbo 1%	No Results Available	No Results Available	No Results Available	No Results Available	No Results Available	No Results Available	No Results Available
Dosing	2 mg or 4 mg Oral QD	50 mg Oral QD	Oral BID	Oral BID	Oral QD	Oral QD	Oral QD	Oral BID	SC Q2W	2 SC at 3.5 wks

OLUMIANT (baricitinib) List price: $2,497.20 for 30-day supply of 2mg, and $4,994.40 for 30-day supply of 4mg (lillypricinginfo.com)

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Current Concerns in the Alopecia Areata Treatment Landscape

EQ101 is well positioned to be a **better-tolerated and effective alternative to JAK inhibitors**

Currently approved and late-stage pipeline drugs are all JAK inhibitors

There remains a chronic need, without a safe chronic treatment

Dermatologists indicate safety concerns are the primary barriers to JAKi use in AA patients

79% of physicians surveyed, believe there is an extremely high unmet medical need*

"I am concerned about the safety of oral JAK inhibitors for my AA patients"*

% of respondents, n = 101



13%
21%
66%
Disagree
Neutral
Agree

Blackbox warning**

WARNING: SERIOUS INFECTIONS, MORTALITY, MALIGNANCY, MAJOR ADVERSE CARDIOVASCULAR EVENTS (MACE), and THROMBOSIS

See full prescribing information for complete boxed warning.

- Increased risk of serious bacterial, fungal, viral and opportunistic infections leading to hospitalization or death, including tuberculosis (TB). Interrupt treatment with OLUMIANT if serious infection occurs until the infection is controlled. OLUMIANT should not be given to patients with active tuberculosis. Test for latent TB before and during therapy, except for COVID-19; treat latent TB prior to use. Monitor all patients for active TB during treatment, even patients with initial negative, latent TB test. (5.1)
- Higher rate of all-cause mortality, including sudden cardiovascular death with another Janus kinase inhibitor (JAK) vs. TNF blockers in rheumatoid arthritis (RA) patients. (5.2)
- Malignancies have occurred in patients treated with OLUMIANT. Higher rate of lymphomas and lung cancers with another JAK inhibitor vs. TNF blockers in RA patients. (5.3)
- Higher rate of MACE (defined as cardiovascular death, myocardial infarction, and stroke) with another JAK inhibitor vs. TNF blockers in RA patients. (5.4)
- Thrombosis has occurred in patients treated with OLUMIANT. Increased incidence of pulmonary embolism, venous and arterial thrombosis with another JAK inhibitor vs. TNF blockers. (5.5)

equillium

* Spherix Global Insights; ** Olumiant Package Insert

38

Dr. Arash Mostaghimi Alopecia Areata Fireside Chat Arash Mostaghimi, M.D., M.P.A., M.P.H. Associate Professor of Dermatology Harvard Medical School Director, Inpatient Consultation Service, Department of Dermatology Brigham and Women’s Hospital

Question 1 How are you treating patients with alopecia areata of different severities (SALT scores), particularly given the approval of the JAKi for AA this past year? What treatments do patients prefer? 40

ALOPECIA AREATA TREATMENT • Major problem: safe, effective, consistent drug delivery • Limited disease (95% of patients) • No treatment • Topical therapies (very limited efficacy) • Injectable steroids • Extensive disease • Systemic immunosuppressive agents (antimetabolites, prednisone) • Potential role for some biologic agents (dupilumab) • JAK inhibitors (baricitinib, ritlecitinib, deuruxolitinib) 41 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

PROFOUND DISSATISFACTION WITH CURRENT THERAPIES DOI: 10.4103/ijt.ijt_53_17 42 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

PATIENT IMPACT • Variable, but often profound impact on quality of life • Higher rates of depression, anxiety, emotional behaviors, acute stress • Impacts performance in school, work, and relationships • Traumatic, unpredictable disease with 1/3 meeting PTSD criteria Source: DOI: 10.1007/s13555-021-00512-0 43 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

Question 2 Does there remain an unmet need in the treatment of alopecia areata with the approval of JAKi? Are there concerns about long term use of JAKi? 44

WHERE WE ARE TODAY 45 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

NEXT STEP: TARGETED THERAPIES • JAK inhibitors are a huge advance, but not enough • Targeted therapy designed for AA is critical • Better outcomes • Improve risk/benefit of treatment • Localized therapy is an unsolved problem! • Addresses need of 95% of those who do not have an FDA approved treatment • May be used as an adjunct therapy • Even better risk/benefit 46 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

DERMATOLOGISTS ARE LOOKING FOR SAFER ALTERNATIVES TO JAKI FOR AA

Unmet Needs for New Treatment Options

% of respondents (n=103)



6.4
8.1
9.0
37%
45%
18%
70%
27%
87%
12%
Mild
Moderate
Severe
Extremely high unmet need (8-10)
Moderate unmet need (4-7)
Low unmet need (1-3)

Statement Agreement:

I am concerned about the safety of oral JAK inhibitors for my AA patients

% of respondents (n=101)



13%
21%
66%
3.8
Disagree (1-2)
Neutral (3)
Agree (4-5)

Remaining Unmet Needs for AA Treatment Options

% of respondents (n=103)



69%
43%
18%
9%
5%
Safer treatments
Efficacious treatments
Affordable treatments
Need treatments with a broader/ additional indication
Topical options

Spherix Global Insights, Market Dynamix Alopecia Areata (US) 2022

47

Question 3 Can you share your thoughts on EQ101’s MOA and the potential use in AA patients? What are you, as a clinician, hoping to observe in this study? 48

HOW SHOULD WE MEASURE SUCCESS? • For a proof of concept study, would like to see early activity and then follow on studies to optimize dosing and administration • Not worried about taking an injectable treatment, but able to grow hair consistently and feel confident • Speed might be less important • We want patients to live full and happy lives 49 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

FINAL THOUGHTS • AA has unique properties as a disease—we cannot treat it the same way as psoriasis and atopic dermatitis • Need a safe chronic long term treatment, physicians and patients are looking beyond JAKI • Systemic treatment is in the early innings—please innovate in this space 50 Slides from Dr. Arash Mostaghimi, Associate Professor, Harvard Medical School

THANK YOU DR. MOSTAGHIMI AVAILABLE FOR Q&A Arash Mostaghimi, M.D., M.P.A., M.P.H. Associate Professor of Dermatology Harvard Medical School Director, Inpatient Consultation Service, Department of Dermatology Brigham and Women’s Hospital

Equillium: Short Term Forecast 1. EQ101 initial data from alopecia areata study expected before end of year, followed by topline data expected mid-2024 2. EQ102 SAD/MAD data expected before end of year 3. Itolizumab: • lupus nephritis data from EQUALISE study to be presented at ASN & ACR in November, followed by topline data expected early next year • Interim review of aGVHD data from EQUATOR study expected in 2024 • Ono exercise decision and potential option payment 52

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